First National Corporation

Annual Meeting of Shareholders

May 12, 2015

Scott C. Harvard
President and CEO

Company Objectives

- Improve asset quality and risk profile
- Sustainable historical earnings
- Consistent and sustainable cash dividend
- Build risk management for $1 billion asset bank
- Strong enough to be opportunistic, measured enough to say no

First 1 National Corporation

Performance 2014

- Second year of strong financial performance
- Second year of excellent stock performance
- Reinstated quarterly cash dividends
- First full year (four consecutive quarters) of loan growth since the Recession
- Continued improvement in asset quality
- Improved risk profile - strong balance sheet
- Regulators approved expansion with branch acquisition
  - With no additional capital

First National Corporation

First Bank #15

Banks $500 million to $1 Billion in Assets

ROA Subchapter C Banks — $500 Million to $1 Billion in Assets

Rank	Community Bank	Main Office	2014 ROA
1	Live Oak Banking Co.	Wilmington, N.C.	4.03
2	Patriot National Bank	Stamford, Conn.	3.02
3	Citizens Bank	Carthage, Tenn.	2.31
4	Riverview Community Bank	Vancouver, Wash.	2.29
5	Metro City Bank	Doraville, Ga.	2.24
6	Crestmark Bank	Troy, Mich	2.13
7	Howard Bank	Ellicott City, Md.	1.92
8	Premier Bank	Maplewood, Minn.	1.90
9	Independence Bank	Havre, Mont.	1.84
10	First Savings Bank	Beresford, S.D.	1.71
11	Heritage Bank of Nevada	Reno, Nev.	1.66
12	Affiliated Bank	Bedford, Texas	1.64
13	Central Bank	Storm Lake, Iowa	1.55
13	Industry State Bank	Industry, Texas	1.55
15	First Bank	Strasburg, Va.	1.53
15	First Bank & Trust	Brookings, S.D.	1.53
17	Western State Bank	Devils Lake, N.D.	1.51
18	The First National Bank of Bellville	Bellville, Texas	1.50
19	First Metro Bank	Muscle Shoals, Ala.	1.49
20	Community National Bank & Trust of Texas	Corsicana, Texas	1.41
21	First Bank & Trust	Sioux Falls, S.D.	1.40
22	Parke Bank	Sewell, N.J.	1.36
23	Iowa State Bank	Hull, Iowa	1.35
24	Union Bank	Morrisville, Vt.	1.34
25	Citizens State Bank	Buffalo, Texas	1.33

Source: Independent Community Bankers Association

First National Corporation

Stock Price Change (%) 1 Year
3rd Highest Return Among Virginia Banks



First National Corporation - Price Change (%)
FXNC (+53.10%)
+53%
Price Change (%)
60
40
20
0
-20
Jan 2014
Mar 2014
May 2014
Jul 2014
Sep 2014
Nov 2014
Thousands
FXNC-Vol
25
20
15
10
5
0

Source: SNL Financial

First National Corporation

Stock Price Change (%) 2 Year



First National Corporation - Price Change (%)
FXNC (+64.76%)
+65%
Price Change (%)
80
60
40
20
0
-20
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014
Jul 2014
Oct 2014
FXNC-Vol
Thousands
25
20
15
10
5
0

Source: SNL Financial

First National Corporation

Stock Price Change (%) July 2012-Today
Date of stock offering



First National Corporation - Price Change (%)
FXNC (+153.51%)
+154%
Price Change (%)
200
150
100
50
0
-50
Jul 2012
Oct 2012
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014
Jul 2014
Oct 2014
Jan 2015
Apr 2015
Thousands
FXNC-Vol
25
20
15
10
5
0

Source: SNL Financial

First National Corporation

Financial Overview

Shane Bell

Executive Vice President

Chief Financial Officer

First National Corporation

Net Income



$10.0
$5.0
$-
$(5.0)
$(10.0)
$(15.0)
$7.6
2010
2011
2012
2013
2014

(in millions)

First National Corporation

Earnings per Common Share



$2.00
$1.00
$-
$(1.00)
$(2.00)
$(3.00)
$(4.00)
$(5.00)
2010
2011
2012
2013
2014
$1.32

Asset Quality

Nonperforming assets (1)


4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.9%
2010
2011
2012
2013
2014

Classified assets (2)


140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
33.3%
2010
2011
2012
2013
2014

(1) comprised of non-accrual loans and other real estate owned
(2) calculated using consolidated Tier 1 Capital (unaudited)

First 1 National Corporation

Allowance for Loan Losses



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$6.7
2010
2011
2012
2013
2014

(in millions)

First National Corporation

Liquidity


Liquidity Ratio
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.8%
19.5%
19.9%
28.3%
22.9%
2010
2011
2012
2013
2014

Source: SNL Financial
($ in millions) (unaudited)

Capital


Total Risk Based Capital Ratio
20.0%
15.0%
10.0%
5.0%
0.0%
14.2%
12.5%
15.3%
18.2%
19.9%
2010
2011
2012
2013
2014

First National Corporation

Sensitivity to Market Rates



U.S. Treasury Curve
%
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
20 yr
30 yr
3.04
2.17
12/31/2014
12/31/2013

Source: U.S. Department of the Treasury

First National Corporation

Sensitivity to Market Rates

- Treasury curve shifted downward in 2014
- Fed funds rate remained at 0.00% to 0.25%
- Net interest income increased
- Fed continues to forecast rising rates
- Management considers current economic environment
- Strive to manage the balance sheet to low sensitivity to achieve consistent earnings in all rate environments

First
National Corporation

Total Revenue



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$26.1
71%
2010
2011
2012
2013
2014
Noninterest Income
Net Interest Income

(in millions)

First National Corporation

Net Interest Margin


%
4.20
4.10
4.00
3.90
3.80
3.70
3.60
3.50
3.40
3.30
Driven by
Loan Growth
3.86
3.61
2010
2011
2012
2013
2014
All U.S. Banks and Savings Institutions
FXNC

Source: SNL Financial

First National Corporation

Loans



$435.1
$392.7
$384.1
$357.1
$378.7
440.0
420.0
400.0
380.0
360.0
340.0
320.0
300.0
2010
2011
2012
2013
2014

(gross loans, including loans held for sale) (in millions)

Total Revenue



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$26.1
29%
2010
2011
2012
2013
2014
Noninterest Income
Net Interest Income

(in millions)

First 1
National Corporation

Non-Interest Income
Wealth Management Division



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,244
$1,407
$1,450
$1,696
$1,915
2010
2011
2012
2013
2014

(in thousands)

First National Corporation

Noninterest Expense



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$20.6
$20.7
$19.1
$20.8
$18.8
2010
2011
2012
2013
2014

(in millions)

First National Corporation

Provision for Loan Losses



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
2010
2011
2012
2013
2014
$(3.9)

(in millions)

First National Corporation

Q1 2015 Financial Highlights

- Loans increased by $20.1 million during the quarter, largest increase in five years.
- Net interest income increased by 5% to $4.6 million
- Net interest margin increased to 3.96%
- Nonperforming assets decreased by 38%
- Return on average assets was 0.43%
- Book value per common share increased from $9.17 to $9.31 during the quarter

(unaudited)

First National Corporation

Branch Acquisition

(unaudited)

Pro forma Leverage Ratio(1)



Actual
Pro forma
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.66%
10.01%
13.17%
9.65%
Tier 1 Leverage (Cons.)
Tier 1 Leverage (Bank)

Pro forma Total Assets(2)*



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$717,351
+35%
$529,518
Actual Bank
Pro forma Bank

(1) at March 31, 2015; assume the recent acquisition closed on Jan. 1, 2015 and no additional intangible assets
(2) at March 31, 2015; dollars in thousands

First National Corporation

Operations Overview

Dennis Dysart

Sr. Executive Vice President

Chief Operating Officer

First 1 National Corporation

Loan Portfolio

- Loan growth of $21.3 million
  - 5 consecutive quarters of growth
- Average yield decreased by 14 bps to 4.89%, versus a prior year decrease of 42 bps
- Loan mix shifted away from higher risk assets
  - Fewer land acquisition and development loans
  - Fewer non-owner occupied CRE loans
  - More loans secured by 1-4 family residential collateral
- Credit Administration built to assess, monitor and manage credit risk across the entire portfolio and a diverse geographic footprint

First National Corporation

5-year Comparison
Loan Mix



December 31, 2009
13%
27%
45%
11%
4%
Land Development
RRE
CRE
C&I
Consumer & Other
December 31, 2014
8%
43%
40%
6%
3%
Land Development
RRE
CRE
C&I
Consumer & Other

First 1
National Corporation

Deposit Portfolio

- Core deposit growth of $15.6 million, excluding a $22 million strategic reduction in the time deposit (CD) portfolio
- Average cost of funds, including bank borrowings, decreased by 18 bps to 0.38%
- Deposit mix continues to improve as loan officers secure full relationships including deposit accounts
  - More noninterest demand deposits
  - More savings and interest bearing deposits
  - Less reliance on high cost time deposits

First National Corporation

5-Year Comparison
Deposit Mix

December 31, 2009



17%
51%
32%
Noninterest
Savings and IB
Time

December 31, 2014



23%
24%
53%
Noninterest
Savings and IB
Time

First National Corporation

Noninterest Income

- Primary drivers include the following:
  - Service charges on deposit accounts
  - ATM and check card fees
  - Wealth management fees
- Noninterest income totaled $7.4 million in 2014 versus $5.6 million in 2009 (increase of $1.9 million or 33%)
- Noninterest income now represents 29% of total revenue versus 23% in 2009
- The continued growth in our Wealth Management Division, the launch of the First Mortgage Division and the branch acquisition in 2015 all positively impact our ability to generate increased levels of noninterest income

First National Corporation

Wealth Management



$350
$300
$250
$200
$150
$100
$50
$0
$313 million
41%
59%
2010
2011
2012
2013
2014
Trust Assets
First Financial Advisors

(in millions)

First Mortgage

- Production is trailing the original forecast
  - Average loan was $162,876, or 96% of the forecast
  - The number of loans closed in 2014 only represented 52% of the forecast
- Improvement initiatives in 2015
  - Branch integration, MLOs being placed in retail offices to expand presence and referral stream
  - Additional, commissioned MLOs to increase volume
  - New products and investors to expand offerings

First National Corporation

Branch Acquisition

- Purchased six (6) branches from Bank of America which closed 4/17/15
- Low deposit premium of 2.25%

First National Corporation

Historical Deposit Premiums



Nationwide Median Tangible Book Premium-to-Branch Deposits
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.6%
6.7%
6.0%
7.3%
7.0%
7.8%
5.0%
3.3%
3.5%
2.9%
2.3%
2.3%
2.3%
2.8%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015*

Source: Hovde Financial

First 1 National Corporation

Branch Acquisition

- Purchased six (6) branches from Bank of America which closed 4/17/15
- Low deposit premium of 2.25%
- Six bank branch offices purchased for $2.3 million, including equipment
- Acquisition value:
  - Low-cost core deposits for future loan growth
  - Increased scale and efficiencies
  - Synergies for the First Mortgage Division
  - Expand the franchise southward along the I-81 corridor and into Central Virginia

First National Corporation

Service Map



Branch Locations
Branches & ATMs
New Location
First Mortgage Location
* ATMs are available at all branches.
81
Winchester
Front Royal
66
Warrenton
Culpepper
Harrisonburg
Fredericksburg
Staunton
Waynesboro
Charlottesville
81
95
64
64
Richmond
Lynchburg
Farmville
77
Radford
Roanoke
64
81
85
95
77
Danville
Chesapeake

First National Corporation

2015 Operating Priorities

- Full integration of the recent branch acquisition
- Retention and expansion of the new relationships
- Deployment of new deposits into loan assets in the legacy market and the expanded footprint under the leadership of a Regional President and 2 Market Executives
- Growth in noninterest income from Wealth Management, First Mortgage and deposit fees

First National Corporation

Scott Harvard

President and CEO

Overview

- Historical earnings
- Branch acquisition impact 2015
- Takeaways from the recent transaction
- Bank consolidation trend
- First Bank today

Net Income (Loss)



$12.0
$8.0
$4.0
$-
$(4.0)
$(8.0)
$(12.0)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
2012
2013*
2014

(in millions)

First National Corporation

Acquisition Impact 2015

- 35% increase in assets and 43% increase in deposits*
- Increase in expenses
  - One time deal costs Q1 and Q2
  - New staff in acquired branches
  - New operational support staff
- Pace of deployment into loans will have an impact on margin and profitability
- ROA will be impacted by the larger balance sheet
- South region leadership team

*based on actual total assets at March 31, 2015 and acquired deposits of $188 million

First National Corporation

Acquisition Takeaways

- Team can execute a meaningful acquisition in size and complexity
- Strong talent deep into the First Bank team
- Systems proved scalable
  - High tech products with Shenandoah Valley service
- First Bank brand/culture is transportable
- Acquisition playbook has been developed for future opportunities

Bank Consolidation

- U. S. Banks have declined from 12,602 in 1994 to 6,509 in 2014
- Bank failures and dearth of new banks
- Mergers/acquisitions
- Regulatory burden
- Slack economy
- Board and management fatigue

First National Corporation

Industry Consolidation – US
Banks continue consolidation



14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
# of banks and savings institutions
12,602
6,509
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
Q1-14
Q2-14
Q3-14
'14

Source: Virginia Bankers Association

First National Corporation

Industry Consolidation – VA
Banks continue consolidation



200
180
160
140
120
100
80
60
178
97
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Source: Virginia Bankers Association

First National Corporation

VA Banks by Size



40
35
30
25
20
15
10
5
0
6
16
15
23
37
>$5B
$1B to $5B
$500M to $1B
$250M to $500M
< $250M

Source: SNL Financial

First National Corporation

First Bank Today

- Over $700 million assets
- Strong capital position
- Significant balance sheet to integrate
- Opportunities for profitability in legacy and new markets
- Much improved risk profile
- 18 offices from Winchester to Farmville
- Strong enough to be opportunistic, measured enough to say “no”

First National Corporation

Questions?

First 1
National Corporation

First National Corporation

Annual Meeting of Shareholders

May 12, 2015